UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 31, 2012

Oak Ridge Financial Services, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-52640 (Commission File Number)	20-8550086 (IRS Employer Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 644-9944 the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 8.01 – Other Events	3
Signatures	4

ITEM 8.01. OTHER EVENTS.

On October 31, 2012, the U.S. Department of the Treasury ("Treasury") sold all of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the "TARP Preferred Stock") that the Company issued to Treasury in 2009, in connection with the Company's participation in the TARP Capital Purchase Program. As a consequence of Treasury having disposed of the Company's TARP Preferred Stock and being repaid the financial assistance, the Company is no longer subject to many of the rules and regulations that were established in connection with the TARP Capital Purchase Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Date: November 2, 2012	By:	/s/ Thomas W. Wayne
Thomas W. Wayne
Secretary and Chief Financial Officer